UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                Amendment No. 2 to
                                   Form 8-K(A)

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  May 10, 1999

                         Unilab Corporation ("Unilab")
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


         33-77286                              95-4415490
(Commission File Number)                (I.R.S. Employer Identification Number)


  18448 Oxnard Street, Tarzana, California                     91356
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)



Introductory Note:

         This Amendment No. 2 on Form 8-K/A amends and restates the Current Report on Form 8-K filed by Unilab on May 17, 1999, the Current Report on
Form 8-K/A filed by Unilab on July 23, 1999 and the Current Report on
Form 8-K/A, Amendment No. 1 filed by Unilab on October 25, 1999 with respect to Unilab's acquisition of substantially all of the assets of Physician's Clinical Laboratories, Inc. d/b/a Bio-Cypher Laboratories ("BCL"). This Amendment is being filed for the purposes of providing (i) the consolidated historical financial statements of the BCL business acquired (the "BCL Financial Information") and (ii) the Unaudited Pro Forma Financial Information of Unilab and the notes thereto (collectively, the "Pro Forma Financial Information")

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Information of Business Acquired

         Attached  hereto as Exhibit 99.1 is the BCL Financial Information.

(b)      Pro Forma Financial Information.

         Attached hereto as Exhibit 99.2 is the Pro Forma Financial Information.

          (c)      Exhibits.

          99.1     BCL Financial Information *
          99.2     Pro Forma Financial Information

          *  Revised


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                                INDEX OF EXHIBITS


                                                     Exhibits          Page

BCL Financial Information                               99.1

Pro Forma Financial Information                         99.2

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 9, 1999       UNILAB CORPORATION



                                By:     /s/   Brian D. Urban
                                Name:   Brian D. Urban
                                Title:   Executive Vice President,
                                         Chief Financial Officer and Treasurer